UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2019 (November 13, 2019)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01      Other Events.
On November 13, 2019, L3Harris Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, on behalf of themselves and the several underwriters named therein, with respect to the offering and sale of $400 million aggregate principal amount of 2.900% Notes due 2029 (the “Notes”) in an underwritten public offering by the Company. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-233827) previously filed with the Securities and Exchange Commission on September 18, 2019. The Underwriting Agreement contemplates that the Notes will be issued under an Indenture, dated as of September 3, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee. The sale of the Notes is expected to close on November 27, 2019, subject to customary closing conditions. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated herein by reference.
The Company intends to use the net proceeds of the offering of the Notes for general corporate purposes, which will include, together with cash on hand, funding the redemption in full of all of the $400 million aggregate principal amount of its 2.700% notes due April 2020 (the “2.700% Notes”) and paying accrued interest, fees and expenses associated with such redemption. As previously reported on a Current Report on Form 8-K of the Company filed November 14, 2019, on November 14, 2019, the Company caused a notice to be issued for the optional redemption in full of all of the 2.700% Notes, which will be redeemed on December 16, 2019. The foregoing does not constitute a notice of redemption for the 2.700% Notes.
Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of November 13, 2019, among the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, on behalf of themselves and the several underwriters named therein.

104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Jesus Malave Jr.
		Name:	Jesus Malave Jr.
Date: November 14, 2019		Title:	Senior Vice President and Chief Financial Officer

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